UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRIQUINT SEMICONDUCTOR INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder

Meeting to be held on May 5, 2009

Meeting Information
TRIQUINT SEMICONDUCTOR, INC.	Meeting Type: Annual
For holders as of: 3/13/09
Date: 5/5/09 Time: 1:00 p.m., PT
c/o Proxy Services P.O. Box 9142 Farmingdale, NY 11735	Location:	Triquint Semiconductor Inc. Headquarters 2300 NE Brookwood Pkwy Hillsboro, OR 97124

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an over view of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

The following proxy materials are available at www.proxyvote.com:

• NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS		• 2009 PROXY STATEMENT
• ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2008		• 10-K WRAP	• PROXY CARD
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
Stockholders may request paper copies of the proxy materials for the 2009 Annual Meeting of Stockholders or for all meetings. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make your request for a copy as instructed above on or before 4/21/09 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS OF TRIQUINT SEMICONDUCTOR, INC. RECOMMENDS A VOTE “FOR” ITEMS 1 - 5.

1.	ELECTION OF DIRECTORS

Nominees:
	01) Dr. Paul A. Gary	05) Dr. Walden C. Rhines
	02) Charles Scott Gibson	06) Steven J. Sharp
	03) Nicolas Kauser	07) Willis C. Young
04) Ralph G. Quinsey
2.	To ratify the audit committee’s appointment of KPMG LLP as TriQuint’s independent registered public accounting firm for the year ending December 31, 2009.
3.	To approve amendments to the Certificate of Incorporation to eliminate cumulative voting in the election of directors and adopt a majority voting standard in uncontested elections of directors.
4.	To approve an amendment to the Certificate of Incorporation to provide for indemnification of directors and officers.
5.	To approve and adopt the Triquint 2009 Incentive Plan.